Share-based compensation - Weighted average assumptions (Detail)	12 Months Ended
	Oct. 31, 2020 yr $ / shares	Oct. 31, 2019 yr $ / shares
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share price at grant date | $ / shares	$ 104.80	$ 94.09
Risk-free interest rate	1.64%	2.01%
Expected dividend yield	3.90%	3.77%
Expected share price volatility	13.00%	12.00%
Expected life of option | yr	6	6